UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2026

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement and Convertible Debentures
On February 27, 2026, GoPro, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company of convertible debentures (the “Convertible Debentures”) issuable in an aggregate principal amount of up to $50,000,000, which Convertible Debentures will be convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) (as converted, the “Conversion Shares”). Pursuant to the Purchase Agreement, Yorkville purchased $25,000,000 in aggregate principal amount of Convertible Debentures on the signing of the Purchase Agreement (the “First Closing,” such date, the “First Closing Date”). Yorkville may purchase and the Company may issue an additional $5,000,000 on the day prior to the filing of the initial Registration Statement (as defined below). Yorkville may purchase and the Company may issue an additional $20,000,000 in aggregate principal amount of Convertible Debentures on or about the second business day following the satisfaction of certain closing conditions.
The Convertible Debentures will not bear interest unless (i) certain interest rate adjustment events occur, upon which the Convertible Debentures will bear interest at an annual rate of 5.00% until such interest rate adjustment event is no longer continuing, or (ii) the Company has issued Conversion Shares that reaches a capped level within the first six months or an event of default occurs and remains uncured, upon which the Convertible Debentures will bear interest at an annual rate of 18.00%. The Convertible Debentures will mature on August 26, 2027. The Convertible Debentures will be issued at an original issue discount of 3.00%.
The Convertible Debentures are convertible at the option of the holder into Common Stock equal to the applicable Conversion Amount (as defined below) divided by the Conversion Price (as defined below). The conversion price for the Convertible Debentures will be the lower of (i) $1.1453, or (ii) 98% of the lowest daily volume weighted average price of the Common Stock during the five consecutive trading days immediately preceding the date of conversion or other date of determination, but which shall not be lower than $0.1736, (the “Conversion Price”). Any portion of the Convertible Debentures may be converted at any time and from time to time, subject to the Exchange Cap (as defined below). The Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the Convertible Debentures as of such conversion, with fractional shares rounded up (the “Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.
The Company shall not issue any Common Stock upon conversion of the Convertible Debentures held by Yorkville if the issuance of such Common Stock underlying the Convertible Debentures would exceed the aggregate number of Common Stock that the Company may issue upon conversion of the Convertible Debentures in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of Common Stock in excess of such amount, or if the Company obtains a written opinion from outside counsel to the Company that such stockholder approval is not required. In addition, for the first six months following the date of the Purchase Agreement the Company shall not issue any Conversion Shares to the extent that the aggregate number of Conversion Shares that the Company has issued would exceed 47,650,000 Common Shares.
The foregoing descriptions of the Purchase Agreement and the Convertible Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference.
Registration Rights Agreement
In connection with the Purchase Agreement, on or before the First Closing Date, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with Yorkville pursuant to which Yorkville will be entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company will be required to, by March 25, 2026, file with the SEC (at its sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Yorkville of all Conversion Shares. Under the Registration Rights Agreement, Yorkville will also be granted demand registration rights and piggyback registration rights under certain conditions as described in the Registration Rights Agreement.
The Company will agree to use its best reasonable efforts to ensure that the Registration Statement is declared effective by the earlier of May 15, 2026 or the fifth business day after the date the Company is notified by the SEC that the Registration Statement will not be reviewed or will not be subject to further review. The Company will also agree that, with respect to any additional registration statements filed pursuant to the Registration Rights Agreement, it will use its reasonable best efforts to ensure that such registration statement is declared effective by the earlier of the date that is 75 calendar days following the date on which the Company was required to file such registration statement and the fifth business day after the date the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
Credit Agreement Amendments
On February 27, 2026, the Company entered into Amendment No. 2 to Credit Agreement (the “2L Amendment”) with Farallon Capital Management, L.L.C., as agent, and Mateo Financing, LLC, as lender, which amends that certain Credit Agreement, dated as of August 4, 2025, by and among the Company, Mateo Financing, LLC, as lender, and Farallon Capital Management, L.L.C., as agent (as amended prior to the date hereof, the “Term Loan Credit Agreement”). The 2L Amendment, among other things, provides for a modification in the financial covenants in the Term Loan Credit Agreement.
The 2L Amendment changes certain of the financial covenants to require the Company not to have EBITDA of (a) less than $5,000,000, subject to adjustment, for the fiscal quarter ending June 30, 2026, (b) less than zero, subject to adjustment, for the fiscal quarter ending September 30, 2026, (c) less than zero for the fiscal quarter ending December 31, 2026, (d) less than $20,000,000 for the period of four consecutive fiscal quarters ending March 31, 2027, (e) less than $30,000,000 for the period of four consecutive fiscal quarters ending June 30, 2027, (f) less than $35,000,000 for the period of four consecutive fiscal quarters ending September 30, 2027, and (g) less than $40,000,000 for each period of four consecutive fiscal quarters ending December 31, 2027 and thereafter. The 2L Amendment removes the requirement that the Company maintain minimum EBITDA levels for the fiscal quarters ending December 31, 2025 and March 31, 2026. The EBITDA thresholds for the fiscal quarters ending June 30, 2026 and September 30, 2026 are subject to potential adjustments in the event of a reduction in tariff amounts in Malaysia or Thailand (or both) to a level that is 10% or lower, as described in further detail in the Term Loan Credit Agreement. To the extent there are adjustments to the tariff rates of only one of the countries, the corresponding adjustments will be apportioned accordingly. The financial covenants in the 2L Amendment are also changed to require the Company to maintain liquidity (defined as unrestricted cash, cash equivalents and availability under existing credit facilities) of (a) at least $25,000,000 during the fiscal quarters ending March 30, 2026 and June 30, 2026, (b) at least $30,000,000 during the fiscal month ending July 31, 2026, (c) at least $35,000,000 during the fiscal month ending August 31, 2026, and (d) at least $40,000,000 during any fiscal month thereafter. The financial covenants in the 2L Amendment are also changed to require the Company not to permit an asset coverage ratio (defined as the ratio of (x) the sum of unrestricted cash, cash equivalents, and certain accounts and inventory, divided by (y) the sum of accounts payable and total debt) of less than (i) on or prior to March 31, 2026, 1.05:1.00 or (ii) thereafter, 1.15:1.00. The 2L Amendment did not materially revise the other negative covenants, representations, warranties, or events of default of the Company pursuant to the Term Loan Credit Agreement.
On February 27, 2026, GoPro entered into Amendment No. 3 (the “Wells Fargo Amendment”) with Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “RCF Agent”) and the several lenders from time to time party thereto (the “Revolving Lenders”), which amends that certain Credit Agreement, by and among GoPro, the RCF Agent and the Revolving Lenders (the “Revolving Credit Agreement”), in order to, among other things, provide for a modification in the financial covenants in the Revolving Credit Agreement, extend the maturity date and increase the interest rate.
The Wells Fargo Amendment provides an extension of the maturity date under the Revolving Credit Agreement from January 22, 2027 to June 30, 2027.
The Wells Fargo Amendment also changes certain of the financial covenants to require the Company to maintain liquidity (defined as unrestricted cash, cash equivalents and availability under existing credit facilities) of (a) at least $25,000,000 during the period from the date of the Wells Fargo Amendment through June 30, 2026, (b) at least $30,000,000 during the period from July 1, 2026 through July 31, 2026, (c) at least $35,000,000 during the period from August 1, 2026 through August 31, 2026 and (d) at least $40,000,000 from September 1, 2026 and thereafter.
The Wells Fargo Amendment also increases the interest rate of the Revolving Loans to a rate per annum of (i) the base rate plus a margin of 2.50% with respect to Base Rate Loans, or (ii) SOFR plus 0.10% plus a margin of 3.50% with respect to SOFR Loans.

The Wells Fargo Amendment also requires the Company to conduct an appraisal and other collateral diligence measures in order to implement a borrowing base to tie usage of the Revolving Loans to the Company’s collateral value. The Wells Fargo Amendment did not materially revise the other negative covenants, representations, warranties, or events of default of the Company pursuant to the Revolving Credit Agreement.
Upon entering into the Amendment, GoPro had $25.5 million outstanding under the Revolving Credit Agreement.
The foregoing summary and description of the provisions of the 2L Amendment and Wells Fargo Amendment do not purport to be complete and are qualified in its entirety by reference to the full text of the each, copies of which are filed as Exhibit 10.3 and Exhibit 10.4, respectively, with this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On March 5, 2026, GoPro, Inc. (the “Company”) issued a press release to report its financial results for its fourth quarter and year ended December 31, 2025.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (“Securities Act”), except as may be expressly set forth by specific reference in such filing or document.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Convertible Debentures and the Conversion Shares will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Convertible Debentures and the Conversion Shares will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
4.1	Form of Convertible Debenture.
10.1^	Securities Purchase Agreement, by and between GoPro, Inc. and YA II PN, Ltd, dated February 28, 2026.
10.2	Form of Registration Rights Agreement.
10.3	Amendment No. 2 to Credit Agreement dated February 27, 2026, by and among GoPro, Inc. and Farallon Capital, L.L.C., on behalf of the lenders thereunder.
10.4	Amendment No. 3 to Credit Agreement dated February 27, 2026, by and among GoPro, Inc. and Wells Fargo Bank, National Association, on behalf of the lenders thereunder.
99.1	Press Release of GoPro, Inc. dated March 5, 2026 to report its financial results for its fourth quarter and year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

^Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. GoPro, Inc. agrees to furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	March 5, 2026	By: /s/ Brian McGee
Brian McGee EVP, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)